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Exhibit 31.1

Certification Of The Chief Executive Officer Pursuant To Section 906 Of The Sarbanes - Oxley Act Of 2002

Pursuant to 18 U.S.C. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Vote Power Corporation. (the "Company") hereby certifies that:

(i) the Quarterly Report on Form 10 Q-SB of the Company for the period ended June 30, 2004, as amended, (the Report) fully complies with the requirements of
Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

                                  VOTE POWER CORPORATION.


Dated: February 2, 2005           By: /s/ Floyd D. Wilkenson
                                  -------------------------------
                                  Floyd D. Wilkenson
                                  Authorized Agent/Sole Director
				                          Appointed by Board of Directors
                                  on March 19, 2004


Certification Of The Chief Financial Officer Pursuant to Section 906 of the Sarbanes - Oxley Act Of 2002

Pursuant to 18 U.S.C. 1350, as created by Section 906 of the Sarbanes - Oxley Act of 2002 the undersigned officer of Vote Power Corporation, (the "Company") hereby certifies that:

(i) the Quarterly Report on Form 10 Q-SB of the Company for the annual period ended June 30, 2004, as amended, (the Report) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

                                  VOTE POWER CORPORATION.


Dated: February 2, 2005           By: /s/ Floyd D. Wilkenson
                                  -------------------------------
                                  Floyd D. Wilkenson
                                  Authorized Agent/Sole Director
				                          Appointed by Board of Directors
                                  on March 19, 2004